UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 27, 2009
Grand Canyon Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34211	20-3356009

(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3300 W. Camelback Road Phoenix, Arizona	85017

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (602) 639-7500
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
          In connection with a proposed public offering of 8,000,000 shares of common stock, Grand Canyon Education, Inc. (the “Company”) filed a registration statement on Form S-1 pursuant to the Securities Act of 1933, as amended, with the Securities and Exchange Commission on August 27, 2008. In such registration statement, the Company has provided updated risk factors, which are set forth in the section entitled “Risk Factors” and an updated discussion of regulatory matters affecting the Company, which is set forth in the section entitled “Regulation” The full text of such sections are included as Exhibit 99.1 hereto and incorporated herein by reference.
Item 9.01(d). Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Updated Risk Factors and Regulation discussion included in Registration Statement on Form S-1 filed with the SEC on August 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRAND CANYON EDUCATION, INC.
Date: August 27, 2009	By:	/s/ Daniel E. Bachus
Daniel E. Bachus
Chief Financial Officer (Principal Financial and Principal Accounting Officer)